UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 21, 2008
(Date of earliest event reported)	November 21, 2008

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01	Other Events

On November 21, 2008, ONEOK, Inc. (the "Company") filed two new shelf registration statements on Form S-3 with the Securities and Exchange Commission. The new registration statements were filed to replace registration statements that will expire on December 1, 2008.

One of the new registration statements is a universal shelf registration statement and the other is limited to the Company's common stock to be issued under its Direct Stock Purchase and Dividend Reinvestment Plan (the "DRIP"). Aside from ordinary course issuances made pursuant to the DRIP, the Company has no current plans to offer or sell any securities under these new registration statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	November 21, 2008	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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